INCOME TAX EXPENSE	12 Months Ended
Dec. 31, 2020
Income Tax [Abstract]
INCOME TAX EXPENSE	Income Tax Expense

For the years ended December 31	2020	2019
Tax on profit
Current tax
Charge for the year	$1,122	$685
Adjustment in respect of prior years[1]	59	25
	$1,181	$710
Deferred tax
Origination and reversal of temporary differences in the current year	$263	$1,112
Adjustment in respect of prior years[1]	(112)	(39)
	$151	$1,073
Income tax expense	$1,332	$1,783
Tax expense related to continuing operations
Current
Canada	$14	$5
International	1,167	705
	$1,181	$710
Deferred
Canada	($6)	$—
International	157	1,073
	$151	$1,073
Income tax expense	$1,332	$1,783
1.Includes adjustments to equalize the difference between prior year's tax return and the year-end provision, as well as a current tax expense and a deferred tax recovery from the resolution of all outstanding disputes between Barrick and the GoT. Refer below for further details.

Reconciliation to Canadian Statutory Rate
For the years ended December 31	2020	2019
At 26.5% statutory rate	$1,311	$1,684
Increase (decrease) due to:
Allowances and special tax deductions[1]	(151)	(129)
Impact of foreign tax rates[2]	(32)	(264)
Expenses not tax deductible	154	78
Impairment charges not recognized in deferred tax assets	—	45
Net currency translation (gains) losses on deferred tax balances	(19)	43
Tax impact from pass-through entities and equity accounted investments	(309)	(140)
Current year tax (gains) losses not recognized	(9)	8
Sale of 50% interest in Kalgoorlie	—	12
Recognition and de-recognition of deferred tax assets	(61)	4
Adjustments in respect of prior years	(53)	(13)
Increase to income tax related contingent liabilities	42	21
Impact of tax rate changes	1	(35)
Withholding taxes	100	54
Mining taxes	383	412
Tax impact of amounts recognized within accumulated OCI	(21)	—
Other items	(4)	3
Income tax expense	$1,332	$1,783
1We are able to claim certain allowances, incentives and tax deductions unique to extractive industries that result in a lower effective tax rate.
2We operate in multiple foreign tax jurisdictions that have tax rates different than the Canadian statutory rate.

Currency Translation
Deferred tax balances are subject to remeasurement for changes in currency exchange rates each period. This is required in countries where tax is paid in local currency and accounts are prepared in local GAAP. The most significant balances are Argentine and Malian net deferred tax liabilities. In 2020 and 2019, a tax recovery of $19 million and tax expense of $75 million, respectively, arose from translation losses and gains on tax balances due to the weakening of the Argentine peso and strengthening of the West African CFA franc, against the US dollar. These net translation gains (losses) are included within deferred income tax recovery (expense).
Argentina Deferred Taxes
In December 2017, Argentina reduced its 35% corporate tax rate to 30% for 2018 and 2019, with a further reduction to 25% for 2020 and thereafter. Concurrently, a dividend distribution tax was introduced that charges 7% tax on dividend distributions for 2018 and 2019, and 13% tax on dividend distributions for 2020 and thereafter. On December 23, 2019, Argentina enacted a law that the previously approved corporate tax rate reduction from 30% to 25% will be deferred for one year until January 1, 2021. Therefore, the corporate tax rate of 30% is unchanged for the 2020 calendar year. The scheduled increase of dividend withholding tax from 7% to 13% was also deferred until January 1, 2021.
A deferred tax recovery of $35 million was recorded in the first quarter of 2020 as a result of the tax reform measures.

Withholding Taxes
In 2020, we have recorded $87 million of dividend withholding taxes related to the distributed earnings of our subsidiaries in Cote d'Ivoire, Tanzania and the United States.

Nevada Gold Mines
Nevada Gold Mines is a limited liability company treated as a flow through partnership for US tax purposes. The partnership is not subject to federal income tax directly, but each of its partners is liable for tax on its share of the profits of the partnership. As such, Barrick accounts for its current and deferred income tax associated with the investment (61.5% share) following the principles in IAS 12. Nevada Gold Mines is also subject to Net Proceeds of Minerals tax in Nevada, which is included on a consolidated basis in the Company's consolidated statements of income.

Tanzania
On January 24, 2020, Barrick formalized the establishment of a joint venture between Barrick and the GoT and resolution of all outstanding disputes between Barrick and the GoT, including the lifting of the previous concentrate export ban, effective immediately. Refer to notes 21 and 36 for further details.
A current tax expense and deferred tax recovery of $20 million and $43 million, respectively, was recorded in 2020, largely to reflect the terms of the framework agreement with the GoT. Additionally, a $40 million deferred tax recovery was recorded due to the recognition of deferred tax assets at Buzwagi.